GOODWILL	12 Months Ended
Dec. 31, 2019
Changes in goodwill [abstract]
GOODWILL
19. GOODWILL
The following table provides a reconciliation of goodwill:

(MILLIONS)	Notes	Total
Balance, as at December 31, 2017		$901
Acquired through business combinations	3	160
Transfer to Assets held for sale	5	(22)
Foreign exchange		(91)

Balance, as at December 31, 201 8		948
Foreign exchange and other (1)		1

Balance, as at December 31, 2019 (2)		$949

(1)	Represents adjustments to the purchase price allocation of the assets acquired and liabilities assumed from the Saeta Yield acquisition.
(2)	Includes goodwill of $821 million in the hydroelectric segment, $66 million in the wind segment and $62 million in the solar segment.
The goodwill recorded as at December 31, 2017 was created as a result of recording the deferred tax liabilities assumed in the purchase price allocations of business combinations. The deferred tax liabilities are measured in accordance with IAS 12 in the purchase price allocations rather than at fair value. As a result, the goodwill recorded does not represent ‘core’ goodwill, but rather goodwill created as a result of accounting concepts or
‘non-core’
goodwill. In order to avoid an immediate impairment of this
‘non-core’
goodwill, Brookfield Renewable removed from the carrying value any
‘non-core’
goodwill that continues to be supported by the existence, as of the impairment testing date, of the original deferred tax liability that created the goodwill. As of December 31, 2019, we performed an impairment test at the level that goodwill is monitored by management. In performing this impairment test, management removed the
‘non-core’
goodwill that continued to be supported by the existence of the original deferred tax liability that gave rise to the goodwill from the carrying value of the applicable assets. The remaining goodwill is not significant compared to the total balance as at December 31, 2019 and no impairment of the goodwill was recorded during the year.